Filed Pursuant to Rule 497

File No. 333-185734

REALTY CAPITAL INCOME FUNDS TRUST

Supplement dated July 15, 2015

to the

Statement of Additional Information (“SAI”) dated September 5, 2014

This supplement provides new and additional information beyond that contained in Realty Capital Income Fund Trust’s (the “Trust”) current SAI, and should be read in conjunction with the SAI. Terms not defined herein shall have the meanings ascribed to them in the SAI.

SAI Updates

Other Information

•	The following entry is added as new second and third paragraphs on page 64 of the SAI:

“The Distributor has certain affiliated companies that offer retail brokerage accounts and/or investment advisory services. These broker dealers and investment advisers, consistent with their obligations under applicable law, determine the appropriateness of the investments for each client independently, based upon the facts and circumstances of each proposed sale or recommendation of independent financial advisers associated with these firms. However, these broker-dealers or investment advisers, as a result of the affiliation with the Distributor, may have a financial interest in offering a security of the Distributor. One or more of the affiliated broker dealers may also act as a soliciting dealer for other offerings sponsored directly or indirectly by the Distributor or other affiliated companies.

In accordance with the Employee Retirement Income Security Act of 1974 (“ERISA”), affiliated investment advisers of the Distributor may be required to waive certain fees for the advisory accounts that are covered by ERISA. Specifically, if these ERISA covered accounts invest in securities of affiliated issuers there may be a prohibition under ERISA from charging management fees for both the account and affiliated security. Please consult with your financial adviser or investment adviser about these fees if the account at the affiliated broker-dealer or investment adviser is covered by ERISA.”

Please Retain this Supplement for Future Reference